UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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FS Global Credit Opportunities Fund – ADV

FS Global Credit Opportunities Fund – T

FS Global Credit Opportunities Fund – A

FS Global Credit Opportunities Fund – D

FS Global Credit Opportunities Fund – T2

(Name of Registrant as Specified In Its Charter)

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FS GLOBAL CREDIT OPPORTUNITIES FUND

FS Global Credit Opportunities Fund – ADV

FS Global Credit Opportunities Fund – T

FS Global Credit Opportunities Fund – A

FS Global Credit Opportunities Fund – D

FS Global Credit Opportunities Fund – T2

201 Rouse Boulevard
Philadelphia, PA 19112

NOTICE TO

SHAREHOLDERS

To the Shareholders:

FS Global Credit Opportunities Fund (the “Master Fund”) is seeking the vote of its shareholders regarding the approval of a new investment advisory agreement (the “Master Fund Proposal”). As shareholders of the Master Fund, FS Global Credit Opportunities Fund – ADV, FS Global Credit Opportunities Fund – T, FS Global Credit Opportunities Fund – A, FS Global Credit Opportunities Fund – D and FS Global Credit Opportunities Fund – T2 (each, a “Feeder Fund” and collectively, the “Feeder Funds”) will vote their shares in the Master Fund on the Master Fund Proposal. Each Feeder Fund is seeking voting instructions from its shareholders (“Shareholders”) regarding the Master Fund Proposal. Each Feeder Fund will hold a special meeting of its shareholders (the “Special Meeting”) on April [18], 2019 at the offices of FS Global Advisor, LLC at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. The Special Meeting is being held to consider and vote on the Master Fund Proposal, and to transact such other business as may come before the Special Meeting and any adjournments thereof.

Shareholders of record of each Feeder Fund at the close of business on January 22, 2019 (the “Record Date”) are entitled to instruct such Feeder Fund on how to vote their pro-rata portion of such Feeder Fund’s shares in the Master Fund with respect to the Master Fund Proposal at the Special Meeting and any adjournments or postponements thereof. A Voting Instruction Request and accompanying voting instruction card will be mailed to Shareholders on or about February 1, 2019.

The Boards of Trustees of the Master Fund and each Feeder Fund unanimously recommend that you vote for the Master Fund Proposal.

You may provide voting instructions by completing, signing, and returning the enclosed voting instruction card by mail in the envelope provided.

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If you have any questions before you vote, please call (877) 628-8575.

By Order of the Board of Trustees

Michael C. Forman

President and Chief Executive Officer

FS Global Credit Opportunities Fund

FS Global Credit Opportunities Fund – ADV

FS Global Credit Opportunities Fund – T

FS Global Credit Opportunities Fund – A

FS Global Credit Opportunities Fund – D

FS Global Credit Opportunities Fund – T2

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IMPORTANT NOTICE REGARDING THE AVAILABILITY

OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO

BE HELD ON April [18], 2019

The Notice of Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

By Order of the Board of Trustees

Michael C. Forman

President and Chief Executive Officer

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IMPORTANT NOTICE

FS Global Credit Opportunities Fund (the “Master Fund”) is seeking the vote of its shareholders regarding the approval a new investment advisory agreement (the “Master Fund Proposal”). As shareholders of the Master Fund, FS Global Credit Opportunities Fund – ADV, FS Global Credit Opportunities Fund – T, FS Global Credit Opportunities Fund – A, FS Global Credit Opportunities Fund – D and FS Global Credit Opportunities Fund – T2 (each a “Feeder Fund” and collectively, the “Feeder Funds”) will vote their shares in the Master Fund on the Master Fund Proposal. We recommend that you read the entire enclosed Voting Instruction Request, which describes the Master Fund Proposal in more detail. For your convenience, we have provided some “Questions and Answers” to assist you in reviewing the Master Fund Proposal.

QUESTIONS AND ANSWERS ABOUT THE VOTING INSTRUCTION

Q.    Why is the Fund seeking your Voting Instructions?

A.    The Master Fund is seeking the vote of its shareholders regarding the approval of a new investment advisory agreement (the “New Agreement”). Currently, under the Master Fund’s investment advisory agreement by and between the Master Fund and FS Global Advisor, LLC (the “Adviser”), in consideration of the advisory services provided, the Adviser is entitled to a fee consisting of two components—a base management fee (the “Base Management Fee”) and an incentive fee (the “Incentive Fee”).

The Base Management Fee is calculated and payable quarterly in arrears at the annual rate of 2.00% of the Master Fund’s average daily gross assets during such period. The Incentive Fee is calculated and payable quarterly in arrears based upon the Master Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate (the rate of return that the Adviser must exceed before collecting the Incentive Fee), expressed as a rate of return on the Master Fund’s “adjusted capital,” equal to 2.25% per quarter (or an annualized hurdle rate of 9.00%), subject to a “catch-up” feature (as described more fully in the proxy statement below).

The New Agreement would lower the quarterly hurdle rate used in calculating the Incentive Fee from 2.25% per quarter (or an annualized hurdle rate of 9.00%) to 1.50% per quarter (or an annualized hurdle rate of 6.00%). Subject to receipt of shareholder approval of the Master Fund Proposal, the Adviser has also agreed to simultaneously (i) reduce the Base Management Fee paid from 2.00% to 1.50% of the Master Fund’s average daily gross assets; and (ii) reduce the Incentive Fee from 20% to 10% of the Master Fund’s pre-incentive fee net investment income.

Additionally, from on or about January 1, 2019 through the date on which shareholder approval of the New Agreement is obtained (the “Proxy Solicitation Period”), the Adviser has agreed to rebate back to the Master Fund the difference in advisory fees, if any, between the advisory fees that (i) the Adviser earned during the Proxy Solicitation Period under the existing investment advisory agreement and (ii) the Adviser would have earned had the New Agreement been in effect throughout the Proxy Solicitation Period (the “Rebate”). The Rebate may have the effect of lowering the aggregate advisory fees paid by the Master Fund to the Adviser during the Proxy Solicitation Period, but in no event will the total advisory fees owed to the Adviser during the

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Proxy Solicitation Period exceed the amount of advisory fees that the Adviser would have earned under the existing investment advisory agreement.

As a shareholder of the Master Fund, each Feeder Fund will vote its shares in the Master Fund for or against the Master Fund Proposal proportionately to the instructions to vote for or against the Master Fund Proposal received from its shareholders.

Q.     How do the board of trustees of the Master Fund and each of the Feeder Funds (collectively, the “Boards”) suggest that I vote?

A.    The Boards unanimously recommend that you vote for the Master Fund Proposal.

Q.    Will my vote make a difference?

A.    Yes. Each Feeder Fund’s shares in the Master Fund will be voted as described above.

Q.     I share an address with another shareholder and only received one copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A. If you share an address with another shareholder, you will receive only one set of proxy materials unless you have provided instructions to the contrary. If you wish to receive a separate set of proxy materials, please send your request to 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, or call the Feeder Fund collect at (877) 628-8575. A separate set of proxy materials will be sent promptly following receipt of your request. You may also contact us if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

Q.    Who can I call if I have questions?

A.    We will be pleased to answer your questions about this voting instruction solicitation. Please call (877) 628-8575 between [8:30] a.m. and [5:00] p.m., Eastern Time, Monday through Friday.

Q.    How do I instruct the Feeder Fund to vote?

A.    You may use the enclosed postage-paid envelope to mail your voting instruction card.

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VOTING INSTRUCTION REQUEST

This Voting Instruction Request is furnished in connection with the solicitation of voting instructions by the Board of Trustees (collectively, the “Feeder Fund Boards”) of each of the FS Global Credit Opportunities Fund – ADV, FS Global Credit Opportunities Fund – T, FS Global Credit Opportunities Fund – A, FS Global Credit Opportunities Fund – D and FS Global Credit Opportunities Fund – T2 (each a “Feeder Fund” and collectively, the “Feeder Funds”). This Voting Instruction Request and the accompanying voting instruction card will be mailed to shareholders of each Feeder Fund (“Shareholders”) on or about February 1, 2019. The close of business on January 22, 2019 has been fixed as the record date (the “Record Date”) for the determination of Shareholders entitled to provide voting instructions.

FS Global Credit Opportunities Fund (the “Master Fund” and together with the Feeder Funds, the “Funds”) is seeking the vote of its shareholders regarding the approval of a new investment advisory agreement (the “Master Fund Proposal”). As shareholders of the Master Fund, each Feeder Fund will vote its shares in the Master Fund for or against the Master Fund Proposal proportionately to the instructions to vote for or against the Master Fund Proposal received from its respective Shareholders. At the close of business on the Record Date, the total number of shares outstanding of each Feeder Fund was as follows:

Feeder Fund Name	Shares Outstanding
FS Global Credit Opportunities Fund – ADV	[ ]
FS Global Credit Opportunities Fund – T	[ ]
FS Global Credit Opportunities Fund – A	[ ]
FS Global Credit Opportunities Fund – D	[ ]
FS Global Credit Opportunities Fund – T2	[ ]

On the Record Date, the total number of shares outstanding of the Master Fund was [ ]. Each Fund generally computes its net asset value on each day that the New York Stock Exchange (“NYSE”) is open for business as of the close of the regular trading session on the NYSE.

All voting instruction cards solicited by the Feeder Fund Boards that are properly executed and received by a Feeder Fund’s Secretary before April [18], 2019 will be counted in determining how that Feeder Fund will vote its shares in the Master Fund. Any Shareholder may revoke his or her voting instructions at any time before April [18], 2019 by notifying his or her respective Feeder Fund of revocation in writing or delivering to the Feeder Fund a duly executed voting instruction card bearing a later date. If no instruction is given on a signed and returned voting instruction card for the Master Fund Proposal, it will be voted in the same proportion as the shares for which the Feeder Fund receives voting instructions.

The Feeder Fund Boards unanimously recommend that you vote for the Master Fund Proposal.

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Each Feeder Fund will vote proportionately to the instructions to vote for or against the Master Fund Proposal received from its respective Shareholders. Abstentions and broker non-votes have the effect of a negative vote.

The Feeder Fund Boards have determined that the receipt of voting instructions from Shareholders holding a majority of the total number of votes eligible to be cast by all Shareholders of each Feeder Fund will constitute a quorum. A quorum of each Feeder Fund will be required for the Master Fund to act on the Master Fund Proposal. In the absence of a quorum, the Special Meeting may be adjourned without additional notice to Shareholders in order to solicit additional voting instructions.

The Feeder Funds will furnish, without charge, copies of each Feeder Fund’s most recent annual or semi-annual report to shareholders to any Shareholder upon request. Each Feeder Fund’s annual and semi-annual reports to Shareholders may be obtained from the Feeder Fund by writing to the Feeder Fund at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, by calling the Feeder Fund collect at (877) 628-8575 or by accessing the Feeder Fund’s “Literature” page at www.fsinvestments.com.

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General Information About the Master Fund and Feeder Funds

The Master Fund is a non-diversified, closed-end management investment company that was organized as a Delaware statutory trust on January 28, 2013. The Master Fund is registered under the Investment Company Act of 1940, as amended, and commenced investment operations on December 12, 2013. The Master Fund’s primary investment objective is to generate attractive total return consisting of a high level of current income and capital appreciation, with a secondary objective of capital preservation. Shares in the Master Fund are issued solely to the Feeder Funds in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of and/or Regulation D under the Securities Act of 1933.

Each Feeder Fund was organized as a Delaware statutory trust and is registered under the 1940 Act as a closed-end, non-diversified management investment company. The dates on which each Feeder Fund was organized as a Delaware statutory trust and the dates on which each Feeder Fund commenced investment operations are set forth in the table below.

Feeder Fund Name	Date of Organization	Commencement of Operations
FS Global Credit Opportunities Fund – ADV	February 17, 2016	July 6, 2016
FS Global Credit Opportunities Fund – T	February 16, 2016	June 1, 2016
FS Global Credit Opportunities Fund – A	January 28, 2013	December 12, 2013
FS Global Credit Opportunities Fund – D	January 28, 2013	December 12, 2013
FS Global Credit Opportunities Fund – T2	February 27, 2017	August 2, 2017

Each Feeder Fund operates as a “Feeder Fund” in a “Master/Feeder” structure and invests substantially all of its assets in the Master Fund.

Information Concerning the Adviser

FS Global Advisor, LLC (the “Adviser”) is a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”). The Adviser has its principal offices at 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. As of [ ], the Adviser had approximately $[ ] in assets under management.

The following table sets forth the name, position and principal occupation of each chief executive officer and each director of the Adviser. Each individual’s address is c/o the Adviser, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.

Name and Address	Principal Occupation with Adviser
Michael C. Forman*	Chairman, President and Chief Executive Officer
David J. Adelman*	Vice-Chairman

  *Mr. Forman also serves as chairman of the boards of trustees of the Funds.

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PROPOSAL: APPROVAL OF NEW MASTER FUND

INVESTMENT ADVISORY AGREEMENT

The Adviser serves as investment adviser to the Master Fund pursuant to an investment advisory agreement between the Master Fund and the Adviser (the “Existing Agreement”) and provides day-to-day investment management services to the Master Fund. The Existing Agreement became effective as of December 12, 2013 and was approved by the Board. The Master Fund is seeking approval of a new investment advisory agreement (the “New Agreement”) that would reduce the “hurdle rate” (the rate of return that the Adviser must exceed before collecting an Incentive Fee) required for the Adviser to earn, and be paid, the incentive fee (the “Hurdle Amendment”). The Hurdle Amendment would reduce the hurdle rate under the Existing Agreement from 2.25% per quarter (or an annualized hurdle rate of 9.00%) to 1.50% per quarter (or an annualized hurdle rate of 6.00%). Subject to receipt of shareholder approval of the Master Fund Proposal, the Adviser has also agreed to simultaneously reduce (i) the base management fee paid from an annual rate of 2.00% to an annual rate of 1.50% of the Master Fund’s average daily gross assets; and (ii) the incentive fee from 20% to 10% of the Master Fund’s pre-incentive fee net investment income.

Additionally, from on or about January 1, 2019 through the date on which shareholder approval of the New Agreement is obtained (the “Proxy Solicitation Period”), the Adviser has agreed to rebate back to the Master Fund the difference in advisory fees, if any, between the advisory fees that (i) the Adviser earned during the Proxy Solicitation Period under the Existing Agreement and (ii) the Adviser would have earned had the New Agreement been in effect throughout the Proxy Solicitation Period (the “Rebate”). The Rebate may have the effect of lowering the aggregate advisory fees paid by the Master Fund to the Adviser during the Proxy Solicitation Period, but in no event will the total advisory fees owed to the Adviser during the Proxy Solicitation Period exceed the amount of advisory fees that the Adviser would have earned under the Existing Agreement.

The board of trustees of the Master Fund (the “Master Fund Board” and collectively with the Feeder Fund Boards, the “Boards”) is submitting the Master Fund Proposal to shareholders of the Master Fund for their approval of the New Agreement. A copy of the Existing Agreement is attached as Appendix A and is marked to show the changes proposed. If the Master Fund Proposal is approved, (i) the hurdle rate would be reduced from 2.25% per quarter (or an annualized hurdle rate of 9.00%) to 1.50% per quarter (or an annualized hurdle rate of 6.00%); (ii) the base management fee charged to the Master Fund would be reduced from an annual rate of 2.00% to an annual rate of 1.50% of the Master Fund’s average daily gross assets; and (iii) the incentive fee charged to the Master Fund would be reduced from 20% to 10% of the Master Fund’s pre-incentive fee net investment income. No other material changes are proposed.

Overview of Existing Agreement

The Adviser is registered as an investment adviser under the Advisers Act and serves pursuant to an investment advisory agreement in accordance with the 1940 Act.

Pursuant to the Existing Agreement, the Adviser manages the Master Fund’s portfolio, directs purchases and sales of portfolio securities and reports thereon to the Master Fund’s

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officers and trustees regularly. The Existing Agreement was both approved by the Master Fund Board and became effective on December 12, 2013. In May 2017, the Boards approved the renewal of the Existing Agreement and extended its respective term for a period of twelve months commencing on June 15, 2017, subject to earlier termination in accordance with its terms. Additionally, in connection with the resignation of the Master Fund’s sub-adviser, on November 27, 2017, the Boards approved the continuation of the Existing Agreement for an additional one-year period, effective as of December 10, 2017.

Such approvals were made in accordance with, and on the basis of an evaluation satisfactory to the Boards, as required by Section 15(c) of the 1940 Act and the applicable rules and regulations thereunder, including consideration of, among other factors, (i) the nature, quality and extent of the services provided by the Adviser, (ii) the investment performance of the Funds, compared to relevant indices and peer funds, (iii) the fees and expenses of the Funds, compared to those of other registered investment companies that the Adviser believed were relatively comparable to the Funds in terms of structure, investment objectives, assets under management, portfolio mix and/or other similar criteria, and (iv) the profitability of the Adviser.

The Existing Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice to the Master Fund, (i) by the vote of a majority of the outstanding voting securities of the Master Fund; (ii) by the vote of the Master Fund Board; or (iii) by the Adviser. During the fiscal year ended December 31, 2017, the Adviser accrued $[ ] in fees under the Existing Agreement and during the nine months ended September 30, 2018, the Adviser accrued $[     ] in fees under the Existing Agreement.

Fees

The Feeder Funds do not incur a separate management fee or incentive fee, but each Feeder Fund and its shareholders are indirectly subject to the Master Fund’s Management Fee and Incentive Fee (each as defined below). Pursuant to the Existing Agreement by and between the Master Fund and the Adviser, and in consideration of the advisory services provided by the Adviser to the Master Fund, the Adviser is entitled to a fee consisting of two components—a base management fee (the “Base Management Fee”) and an incentive fee (the “Incentive Fee”).

The Base Management Fee is calculated and payable quarterly in arrears at the annual rate of 2.00% of the Master Fund’s average daily gross assets during such period.

The Incentive Fee is calculated and payable quarterly in arrears based upon the Master Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate (the rate of return that the Adviser must exceed before collecting an Incentive Fee), expressed as a rate of return on the Master Fund’s “adjusted capital,” equal to 2.25% per quarter (or an annualized hurdle rate of 9.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Master Fund’s operating expenses for the quarter (including the Base Management Fee, expenses reimbursed to the Adviser under the administration agreement, dated as of July 15, 2013, by and between the Master Fund and the Adviser and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the Incentive Fee). “Adjusted capital” means the cumulative gross proceeds received by the Master Fund from the sale of Master Fund shares

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(including pursuant to the Master Fund’s distribution re-investment program), reduced by amounts paid in connection with purchases of Master Fund Shares pursuant to the Master Fund’s share repurchase program.

Under the Existing Agreement, no Incentive Fee is payable in any calendar quarter in which the Master Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 2.25%. For any calendar quarter in which the Master Fund’s pre-incentive fee net investment income is greater than the hurdle rate, but less than or equal to 2.8125%, the Incentive Fee will equal the amount of the Master Fund’s pre-incentive fee net investment income in excess of the hurdle rate. This portion of the Master Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 2.8125% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an Incentive Fee of 20.0% on all of the Master Fund’s pre-incentive fee net investment income when the Master Fund’s pre-incentive fee net investment income reaches 2.8125% in any calendar quarter. For any calendar quarter in which the Master Fund’s pre-incentive fee net investment income exceeds 2.8125% of adjusted capital, the Incentive Fee will equal 20.0% of pre-incentive fee net investment income.

The calculation of the Incentive Fee for each quarter is as follows:

•	No Incentive Fee is payable in any calendar quarter in which the Master Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 2.25%;
•	100% of the Master Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.8125% in any calendar quarter (11.25% annualized) is payable to the Adviser. This portion of the Master Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 2.8125% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20.0% on all of the Master Fund’s pre-incentive fee net investment income when the Master Fund’s pre-incentive fee net investment income reaches 2.8125% in any calendar quarter; and
•	20.0% of the Master Fund’s pre-incentive fee net investment income, if any, that exceeds 2.8125% in any calendar quarter (11.25% annualized) is payable to the Adviser once the hurdle rate is reached and the catch-up is achieved (20.0% of all the Master Fund’s pre-incentive fee net investment income thereafter is allocated to the Adviser).

The following is a graphical representation of the calculation of the incentive fee:

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Overview of New Agreement and Hurdle Amendment

The New Agreement will be the same as the Existing Agreement in all material respects, other than the Hurdle Amendment; a Base Management Fee reduction from 2.00% to 1.50% of the Master Fund’s average daily gross assets (the “New Base Management Fee”); and an Incentive Fee reduction from 20% to 10% of the Master Fund’s pre-incentive fee net investment income. The Hurdle Amendment will lower the quarterly hurdle rate used in calculating the Incentive Fee from 2.25% per quarter (or an annualized hurdle rate of 9.00%) to 1.50% per quarter (or an annualized hurdle rate of 6.00%).

Additionally, as described above, the Adviser has agreed to implement the advisory fee Rebate for the Proxy Solicitation Period. The Rebate may have the effect of lowering the aggregate advisory fees paid by the Master Fund to the Adviser during the Proxy Solicitation Period, but in no event will the total advisory fees owed to the Adviser during the Proxy Solicitation Period exceed the amount of advisory fees that the Adviser would have earned under the Existing Agreement.

A copy of the Existing Agreement is attached as Appendix A and is marked to show the changes proposed by the New Agreement.

The following paragraphs briefly summarize some important provisions of the Hurdle Amendment, but for a complete understanding of this amendment, you should read Appendix A. The Board recommends that Shareholders approve the New Agreement, which includes the proposed Hurdle Amendment. If the Hurdle Amendment goes into effect, the Adviser will be eligible to receive an Incentive Fee for pre-incentive fee net investment income earlier than it would have received under the Existing Agreement, if at all.

Under the Hurdle Amendment, the calculation of the Incentive Fee for each quarter is as follows:

•	No Incentive Fee is payable in any calendar quarter in which the Master Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 1.50%;
•	100% of the Master Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 1.667% in any calendar quarter (6.667% annualized) is payable to the Adviser. This portion of the Master Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 1.667% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 10.0% on all of the Master Fund’s pre-incentive fee net investment income when the Master Fund’s pre-incentive fee net investment income reaches 1.667% in any calendar quarter; and

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•	10.0% of the Master Fund’s pre-incentive fee net investment income, if any, that exceeds 1.667% in any calendar quarter (6.667% annualized) is payable to the Adviser once the hurdle rate is reached and the catch-up is achieved (10.0% of all the Master Fund’s pre-incentive fee net investment income thereafter is allocated to the Adviser).

The following is a graphical representation of the calculation of the Incentive Fee under the Hurdle Amendment:

Examples

The examples below compare the calculation of the Incentive Fee under the Existing Agreement and under the New Agreement.

Incentive Fee Calculations for Hypothetical Calendar Quarters under the Existing Agreement:

Scenario 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Preferred Return(1) = 2.25%

Base Management Fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-Incentive Fee Net Investment Income

(investment income – (Base Management Fee + other expenses)) = 0.55%

Pre-Incentive Fee Net Investment Income does not exceed the preferred return rate, therefore there is no Incentive Fee payable.

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Scenario 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.015%

Preferred Return(1) = 2.25%

Base Management Fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-Incentive Fee Net Investment Income (investment income – (Base Management Fee + other expenses)) = 2.315%

Incentive Fee = 100% × Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(4)

= 100% x (2.315% – 2.25%) = 0.065%

Pre-Incentive Fee Net Investment Income exceeds the preferred return rate, but does not fully satisfy the “catch-up” provision, therefore the Incentive Fee is 0.065%.

Scenario 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 4.5%

Preferred Return(1) = 2.25%

Base Management Fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-Incentive Fee Net Investment Income

(investment income – (Base Management Fee + other expenses)) = 3.8%

Catch up	=	100% × Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(4)
Incentive Fee	=	100% × “catch-up” + (20.0% × (Pre-Incentive Fee Net Investment Income – 2.8125%))
Catch up	=	2.8125% – 2.25%
	=	0.5625%
Incentive Fee	=	(100% × 0.5625%) + (20.0% × (3.8% – 2.8125%))
	=	0.5625% + (20.0% × 0.9875%)
	=	0.5625% + 0.1975%
	=	0.76%

Pre-Incentive Fee Net Investment Income exceeds the preferred return and fully satisfies the “catch-up” provision, therefore the Incentive Fee is 0.76%.

(1)	Represents 9.00% annualized preferred return.

(2)	Represents 2.0% annualized Base Management Fee on average daily gross assets. Examples assume assets are equal to Adjusted Capital.

(3)	Excludes organization and offering expenses.

(4)	The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20.0% on all Pre-Incentive Fee Net Investment Income when the Fund’s net investment income exceeds 2.8125% in any calendar quarter.

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*       The returns shown are for illustrative purposes only. No Incentive Fee is payable to the Adviser in any calendar quarter in which the Fund’s Pre-Incentive Fee Net Investment Income does not exceed the Preferred Return. Positive returns are shown to demonstrate the fee structure and there is no guarantee that positive returns will be realized. Actual returns may vary from those shown in the examples above.

Incentive Fee Calculations for Hypothetical Calendar Quarters under the New Agreement:

Scenario 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Preferred Return(1) = 1.50%

Base Management Fee(2) = 0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-Incentive Fee Net Investment Income

(investment income – (Base Management Fee + other expenses)) = 0.675%

Pre-Incentive Fee Net Investment Income does not exceed the preferred return rate, therefore there is no Incentive Fee payable.

Scenario 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.2%

Preferred Return(1) = 1.50%

Base Management Fee(2) = 0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-Incentive Fee Net Investment Income

(investment income – (Base Management Fee + other expenses)) = 1.625%

Incentive Fee = 100% × Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(4)

= 100% x (1.625% – 1.5%)

= 0.125%

Pre-Incentive Fee Net Investment Income exceeds the preferred return rate, but does not fully satisfy the “catch-up” provision, therefore the Incentive Fee is 0.125%.

Scenario 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.75%

Preferred Return(1) = 1.50%

Base Management Fee(2) = 0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-Incentive Fee Net Investment Income

15

(investment income – (Base Management Fee + other expenses)) = 2.175%

Catch up	=	100% × Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(4)
Incentive Fee	=	100% × “catch-up” + (10.0% × (Pre-Incentive Fee Net Investment Income – 1.667%))
Catch up	=	1.667% – 1.5%
	=	0.1667%
Incentive Fee	=	(100% × 0.1667%) + (10.0% × (2.175% – 1.667%))
	=	0.1667% + (10.0% × 0.508%)
	=	0.1667% + 0.0508%
	=	0.2175%

Pre-Incentive Fee Net Investment Income exceeds the preferred return and fully satisfies the “catch-up” provision, therefore the Incentive Fee is 0.2175%.

(1)	Represents 6.00% annualized preferred return.

(2)	Represents 1.5% annualized Base Management Fee on average daily gross assets. Examples assume assets are equal to Adjusted Capital.

(3)	Excludes organization and offering expenses.

(4)	The “catch-up” provision is intended to provide the Adviser with an incentive fee of 10.0% on all Pre-Incentive Fee Net Investment Income when the Fund’s net investment income exceeds 1.667% in any calendar quarter.

*       The returns shown are for illustrative purposes only. No Incentive Fee would be payable to the Adviser under the New Agreement for any calendar quarter in which the Fund’s Pre-Incentive Fee Net Investment Income does not exceed the Preferred Return. Positive returns are shown to demonstrate the fee structure and there is no guarantee that positive returns will be realized. Actual returns may vary from those shown in the examples above.

Fees Payable to the Adviser

If the Hurdle Amendment goes into effect and remains in effect, it will permanently increase the probability that the Adviser will be eligible to receive an Incentive Fee for pre-incentive fee net investment income earlier than it would have received an Incentive Fee under the Existing Agreement, if at all. In addition, the reduction in the quarterly hurdle rate from 2.25% per quarter (or an annualized hurdle rate of 9.00%) to 1.50% per quarter (or an annualized hurdle rate of 6.00%) would allow the Adviser to obtain the benefits of the “catch-up” provision earlier than it would have been entitled to under the Existing Agreement. However, the New Agreement reduces the Incentive Fee payable to the Adviser from 20% to 10% of the Master Fund’s pre-incentive fee net investment income and reduces the Base Management Fees payable to the Adviser from 2.00% to 1.50% of the Master Fund’s average daily gross assets.

16

The table below compares the annual investment advisory fees under the Existing Agreement for the year ended December 31, 2017 to the pro forma annual investment advisory fees assuming the New Agreement had been in effect for the year ended December 31, 2017. The following tables are for illustrative purposes only and do not represent actual results.

Annual Investment Advisory Fees (in thousands)	Existing Agreement	Pro forma for the New Agreement	Difference
Incentive Fees	$15,629	$17,571	$1,942
Base Management Fees	$45,140	$33,855	$(11,285)
Total Operating Expenses	$84,483	$75,140	$(9,343)

The following table illustrates the differing amounts of Incentive Fees that would be earned quarterly by the Adviser, assuming the Master Fund holds $1,550 million in net assets and earns varying amounts of pre-incentive fee net investment income, if the New Agreement goes into effect as compared to if the Existing Agreement remains in effect.

(dollars in thousands)
Dollar Amount of Quarterly Pre- Incentive Fee Net Investment Income	Pre-Incentive Fee Net Investment Income Expressed as a Percentage of Value of the Master Fund’s Net Assets	PROPOSED Dollar Amount of Quarterly Income Incentive Fee Payable to Adviser under New Agreement	EXISTING Dollar Amount of Quarterly Income Incentive Fee Payable to Adviser under Existing Agreement
$24,000	1.5%	-	-
$26,000	1.7%	$447	-
$28,000	1.8%	$2,447	-
$30,000	1.9%	$3,000	-
$32,000	2.1%	$3,200	-
$34,000	2.2%	$3,400	-
$36,000	2.3%	$3,600	-
$38,000	2.5%	$3,800	-
$40,000	2.6%	$4,000	$1,670

17

Reasons for Hurdle Amendment

As discussed above, the Existing Agreement provides for the payment of a fee comprised of two components: a Base Management Fee and an Incentive Fee.

The Adviser has reviewed the comparative data with respect to services rendered, advisory fees (including base management fees and incentive fees) and financial performance of other closed-end investment companies with a similar combination of total asset size and investment objectives and has noted the growing competition for skilled investment professionals. In addition, the Adviser considered the Master Fund’s performance, including profitability and credit performance achieved as a result of the Adviser’s strategy.

As a result, the Adviser has agreed to reduce its Base Management Fee and Incentive Fee if the Master Fund Proposal is approved by shareholders and has proposed the Hurdle Amendment to the Existing Agreement’s Incentive Fee structure to reduce the “hurdle rate” used to determine whether the Adviser will earn and be entitled to cash payment of the Incentive Fee. The Adviser believes that the Hurdle Amendment and the Base Management Fee and Incentive Fee reductions will not only bring the Master Fund’s advisory fee structure more closely in line with competing closed-end funds with similar total asset sizes and investment objectives, but will also increase the alignment between its interests and the interests of the Master Fund’s shareholders, including each Feeder Fund’s Shareholders, while still allowing it to remain competitive in attracting and retaining the best talent to manage capital for the Master Fund. In addition, a reduction to the Hurdle Rate should create additional focus on long-term total return by removing disincentives for the Adviser to invest in assets with lower absolute, yet potentially higher risk-adjusted returns, due to a lower probability of default when compared to higher-yielding junior assets. For these reasons, the Adviser and the Board believe the Master Fund Proposal is in the best interests of the Funds and the Shareholders.

Board Considerations and Recommendation

At a meeting held on December 10, 2018, the Master Fund Board of Trustees, including a majority of the independent trustees, considered and approved the New Agreement for an initial two-year period. The independent trustees consulted with independent legal counsel in executive session regarding the approval of the New Agreement, including consideration and approval of the proposed fee structure and the Hurdle Amendment.

In determining that the approval of the New Agreement and the submission thereof to the Feeder Fund’s Shareholders for approval was in the best interests of the Master Fund, the Feeder Funds and the Shareholders, the Board considered information furnished and discussed throughout the year at Board meetings and executive sessions with management and independent legal counsel, including information considered in connection with the Board’s most recent approval of the existing agreement under which the Adviser has been serving as the sole investment adviser, as well as information regarding the nature, extent and quality of services provided by the Adviser since that time.

The Board noted that, under the New Agreement and the Hurdle Amendment, the Adviser may be eligible to receive an Incentive Fee for pre-incentive fee net investment income earlier than it would have under the Existing Agreement. However, the Board noted that the lower hurdle rate better aligns the Master Fund and the Adviser’s interests by removing disincentives for the Adviser, where market conditions warrant it (for instance where higher leverage levels,

18

lower required equity contributions and tighter pricing exists), from seeking to invest in senior assets with lower absolute, yet potentially higher risk-adjusted returns, due to a lower probability of defaults when compared to higher yielding junior assets. The Board noted the desirability of setting the correct parameters to evaluate risk and best align the interests of the Master Fund, including the Feeder Funds, and the interests of the Adviser.

The Board also noted that, based on a presentation by the Adviser, the New Agreement’s proposed fee structure was in line with certain of its peer group. The Board noted that better aligning the interests of the Master Fund, including the Feeder Funds, and the Adviser may assist the Adviser to retain and compete for skilled investment professionals. In approving the Hurdle Amendment, the Boards also considered that the Adviser would simultaneously be reducing its Base Management Fee from an annual rate of 2.00% to an annual rate of 1.50% of the Master Fund’s average daily gross assets and reducing the Incentive Fee payable to the Adviser from 20% to 10% of the Master Fund’s pre-incentive fee net investment income. Based on their review, the independent trustees and the Boards concluded that it was in the best interests of the Funds and their shareholders to approve the New Agreement for an initial period of two years.

In their deliberations, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The material factors and conclusions that formed the basis for the Board’s determinations are discussed below.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the services provided by the Adviser, the Board reviewed information describing the financial strength, experience, resources, compliance programs and key personnel of the Adviser, focusing specifically on the background and capabilities of the advisory team, including the significant number of new advisory team members added over the course of the last six months. The Board also considered the administrative services the Adviser provides to the Fund, including general ledger accounting, fund accounting, legal services, investor relations and other administrative services. The Board and the independent trustees determined that they were satisfied with the nature, quality and extent of the services to be provided by the Adviser, the expertise and capabilities of the Adviser’s personnel, the Adviser’s financial strength and its efforts to support the management of the Master Fund going forward.

Review of Performance. The Board and the independent trustees considered the Master Fund’s historical investment performance as compared to the performance of comparable funds in terms of structure, investment objectives, portfolio mix and/or similar criteria, and compared to certain indices spanning the spectrum of primary asset classes in which the Master Fund invests as well as a custom benchmark index, previously requested by the Board and prepared by JP Morgan in conjunction with the Adviser. The Board and the independent trustees noted that the Master Fund has outperformed most indices, peers and benchmarks for the year-to-date period, which the independent trustees felt was notable, considering the internalization of certain advisory functions of the Adviser since the beginning of 2018.

Costs of Services Provided and Profits Realized. The Board considered the proposed investment advisory fees and the Feeder Funds’ net expense ratios as compared to a group of investment companies that the Adviser believed to be relatively comparable to the Funds in

19

terms of structure, investment objectives, portfolio mix and/or similar criteria. The independent trustees considered that the Funds’ fees were generally comparable with the peer group funds. The Board noted factors driving higher gross expense levels, including the heightened regulatory, compliance and operational requirements for a master-feeder, non-traded, continuously-offered, closed-end investment company as compared to those of publicly-traded investment companies, the investment advisory fees applicable to each, the use of leverage and the event driven and special situations investment strategies employed by the Master Fund, which are more similar to strategies employed by private hedge funds than publicly-traded closed-end high yield funds.

The Board reviewed the profitability information provided by the Adviser and its methodology for determining profitability, as well as the potential for economies of scale. The Board also considered the Adviser’s assertion that the potential for economies of scale are less likely to be significant given the Master Fund’s focus on identifying and capitalizing upon event driven, special situations and market price inefficiency investment opportunities, which requires considerable resources. The Board also considered the Adviser’s commitment to monitor economies of scale on an ongoing basis.

Other Benefits. The Board considered other benefits that may accrue to the Adviser and its affiliates from their relationships with the Funds, including that the Adviser may potentially benefit from the success of the Funds, which could attract other business to the Adviser.

Overall Conclusions. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the New Agreement are fair and reasonable and that the approval of the New Agreement, including the proposed fees and the Hurdle Amendment, are in the best interests of the Funds and their shareholders. The Board, including a majority of the independent trustees, approved the New Agreement for an initial period of two years.

The Boards recommend THAT YOU VOTE FOR THE APPROVAL OF the NEW investment ADVISORY agreement.

Other Business

The Boards know of no business other than that specifically mentioned in the Notice to Shareholders that will be presented for consideration at the Special Meeting. If other business should properly come before the Special Meeting, each Feeder Fund will vote thereon in accordance with its best judgment.

OTHER INFORMATION

Control Persons and Principal Holders of Securities

[To the knowledge of each Feeder Fund, as of the Record Date, the officers and Shareholders of each Feeder Fund owned, as a group, less than 1% of the outstanding shares of the respective Feeder Fund].

20

The beneficial owners of more than 5% of the outstanding shares of each Feeder Fund as of the Record Date are as follows:

FEEDER FUND	Name and Address	Number of SHARES Owned	Percent of Fund Owned
	[ ]	[ ]	[ ]

Vote Required

As a shareholder of the Master Fund, each Feeder Fund will vote its shares in the Master Fund on the Master Fund Proposal. Each Feeder Fund is seeking voting instructions from its Shareholders regarding the Master Fund Proposal. Each Feeder Fund will vote proportionately to the instructions to vote for or against the Master Fund Proposal received from its Shareholders.

The Board has determined that the receipt of voting instructions from Shareholders holding a majority of the total number of votes eligible to be cast by all Shareholders of each Feeder Fund will constitute a quorum. A quorum of each Feeder Fund will be required for the Master Fund to act on the Master Fund Proposals. In the absence of a quorum, the Special Meeting may be adjourned without additional notice to Shareholders in order to solicit additional voting instructions.

As provided under the 1940 Act, approval of the New Agreement will require the vote of a “majority of the outstanding voting securities” of the Master Fund and each Feeder Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of a fund means the lesser of (a) 67% or more of the shares of the fund present at the Special Meeting if the owners of more than 50% of the shares then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the fund entitled to vote at the Special Meeting. Approval of the Master Fund Proposal requires the affirmative vote of the Shareholders of each Feeder Fund holding a majority of the total number of votes eligible to be cast by those Shareholders who are present in person or by proxy at the Special Meeting.

Expenses

Expenses incurred in connection with soliciting your voting instructions and related costs, including those for printing, mailing, solicitation and vote tabulation, legal fees and out-of-pocket expenses are not expected to exceed $[     ]. [The Adviser will pay [     ] of such expenses and the remainder of the expenses will be borne by the Funds.]

Solicitation of Voting Instructions

It is expected that the solicitation of voting instructions will be primarily by mail. Certain officers and representatives of the Feeder Funds or regular employees or agents of the Adviser or the Feeder Funds’ placement agents may also solicit proxies without compensation by mail, telephone, e-mail or personal contact.

21

Should the Shareholder require additional information regarding the voting instructions or a replacement Voting Instruction Card, the Shareholder may contact the Feeder Funds at (877) 628-8575. Any instruction given by a Shareholder, whether in writing or by telephone, is revocable.

Administrator

Pursuant to an Administration Agreement, the Adviser oversees the day-to-day operations of the Funds, including providing the Funds with general ledger accounting, fund accounting, legal services, investor relations and other administrative services. The Funds reimburse the Adviser for its actual costs incurred in providing administrative services to the Funds.

Dealer Manager

FS Investment Solutions, 201 Rouse Boulevard, Philadelphia, PA 19112, acted as the dealer manager for the Feeder Funds’ offering of shares. Currently, none of the Feeder Funds are offering shares.

Independent Registered Public Accounting Firm

Ernst & Young LLP, of One Commerce Square, Suite 700, 2005 Market Street, Philadelphia, PA 19103, serves as the Funds’ independent registered public accounting firm.

Shareholder Proposals and Communications with the Board

Under each Feeder Fund’s declaration of trust, the Feeder Fund is not required to hold annual meetings of Shareholders. Each Feeder Fund only expects to hold Shareholder meetings to the extent required by the 1940 Act or pursuant to special meetings called by the Board or a majority of Shareholders. Any Shareholder proposals for any future meetings of Shareholders must be submitted to the respective Feeder Fund within a reasonable time before the Feeder Fund begins to print and mail proxy materials for such meeting.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTION CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

Stephen S. Sypherd, Secretary
[ ]

22

VOTING INSTRUCTION CARD	VOTING INSTRUCTION CARD

FS GLOBAL CREDIT OPPORTUNITIES FUND – ADV

(THE “FUND”)

This voting instruction card is solicited on behalf of

the Board of Trustees of the Fund

FS Global Credit Opportunities Fund (the “Master Fund”) is seeking the vote of its shareholders regarding the approval of a new investment advisory agreement (the “Master Fund Proposal”) at a special meeting of the Fund to be held on April [18], 2019, or any adjournments or postponements thereof. As a shareholder of the Master Fund, the Fund will vote its shares in the Master Fund on the Master Fund Proposal. The undersigned hereby directs that the Fund vote its pro-rata portion of the Master Fund shares in the manner directed on the reverse. Voting instructions must be received prior to April [18], 2019.

DATED: ___________________

Signature(s)	(Sign in the Box)

NOTE: This voting instruction card must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please indicate this by adding an appropriate title. A voting instruction card with respect to shares held in the name of two or more persons is valid if executed by one of them unless at or before exercise of the voting instruction card, the Fund receives specific written notice to the contrary from any one of them. The execution of this voting instruction card is not intended to and does not revoke any prior powers of attorney other than the revocation, in accordance with Statutory Trust Act and applicable federal securities laws, of any voting instruction previously granted specifically in connection with the securities subject hereto.

Important Notice Regarding the Availability of Proxy Materials

Shareholder Meeting to Be Held on April [18], 2019.

The Proxy Statement for this meeting is available at www.proxyvote.com

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.      ☒

EVERY PROPERLY SIGNED VOTING INSTRUCTION CARD WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE “FOR” THE PROPOSAL.

The Board of TRUSTEES recommends THAT YOU VOTE FOR THE APPROVAL OF the NEW investment ADVISORY agreement.

	FOR	AGAINST	ABSTAIN
1. Approval of Master Fund’s New Investment Advisory Agreement.	☐	☐	☐
	Grant	Withhold
2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.	☐	☐

VOTING INSTRUCTION CARD	VOTING INSTRUCTION CARD

FS GLOBAL CREDIT OPPORTUNITIES FUND – T

(THE “FUND”)

This voting instruction card is solicited on behalf of

the Board of Trustees of the Fund

FS Global Credit Opportunities Fund (the “Master Fund”) is seeking the vote of its shareholders regarding the approval of a new investment advisory agreement (the “Master Fund Proposal”) at a special meeting of the Fund to be held on April [18], 2019, or any adjournments or postponements thereof. As a shareholder of the Master Fund, the Fund will vote its shares in the Master Fund on the Master Fund Proposal. The undersigned hereby directs that the Fund vote its pro-rata portion of the Master Fund shares in the manner directed on the reverse. Voting instructions must be received prior to April [18], 2019.

DATED: ___________________

Signature(s)	(Sign in the Box)

NOTE: This voting instruction card must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please indicate this by adding an appropriate title. A voting instruction card with respect to shares held in the name of two or more persons is valid if executed by one of them unless at or before exercise of the voting instruction card, the Fund receives specific written notice to the contrary from any one of them. The execution of this voting instruction card is not intended to and does not revoke any prior powers of attorney other than the revocation, in accordance with Statutory Trust Act and applicable federal securities laws, of any voting instruction previously granted specifically in connection with the securities subject hereto.

Important Notice Regarding the Availability of Proxy Materials

Shareholder Meeting to Be Held on April [18], 2019.

The Proxy Statement for this meeting is available at www.proxyvote.com

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS        ☒

EVERY PROPERLY SIGNED VOTING INSTRUCTION CARD WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE “FOR” THE PROPOSAL.

The Board of TRUSTEES recommends THAT YOU VOTE FOR THE APPROVAL OF the NEW investment ADVISORY agreement.

	FOR	AGAINST	ABSTAIN
1. Approval of Master Fund’s New Investment Advisory Agreement.	☐	☐	☐
	Grant	Withhold
2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.	☐	☐

VOTING INSTRUCTION CARD	VOTING INSTRUCTION CARD

FS GLOBAL CREDIT OPPORTUNITIES FUND – A

(THE “FUND”)

This voting instruction card is solicited on behalf of

the Board of Trustees of the Fund

FS Global Credit Opportunities Fund (the “Master Fund”) is seeking the vote of its shareholders regarding the approval of a new investment advisory agreement (the “Master Fund Proposal”) at a special meeting of the Fund to be held on April [18], 2019, or any adjournments or postponements thereof. As a shareholder of the Master Fund, the Fund will vote its shares in the Master Fund on the Master Fund Proposal. The undersigned hereby directs that the Fund vote its pro-rata portion of the Master Fund shares in the manner directed on the reverse. Voting instructions must be received prior to April [18], 2019.

DATED: ___________________

Signature(s)	(Sign in the Box)

NOTE: This voting instruction card must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please indicate this by adding an appropriate title. A voting instruction card with respect to shares held in the name of two or more persons is valid if executed by one of them unless at or before exercise of the voting instruction card, the Fund receives specific written notice to the contrary from any one of them. The execution of this voting instruction card is not intended to and does not revoke any prior powers of attorney other than the revocation, in accordance with Statutory Trust Act and applicable federal securities laws, of any voting instruction previously granted specifically in connection with the securities subject hereto.

Important Notice Regarding the Availability of Proxy Materials

Shareholder Meeting to Be Held on April [18], 2019.

The Proxy Statement for this meeting is available at www.proxyvote.com

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS        ☒

EVERY PROPERLY SIGNED VOTING INSTRUCTION CARD WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE “FOR” THE PROPOSAL.

The Board of TRUSTEES recommends THAT YOU VOTE FOR THE APPROVAL OF the NEW investment ADVISORY agreement.

	FOR	AGAINST	ABSTAIN
1. Approval of Master Fund’s New Investment Advisory Agreement.	☐	☐	☐
	Grant	Withhold
2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.	☐	☐

VOTING INSTRUCTION CARD	VOTING INSTRUCTION CARD

FS GLOBAL CREDIT OPPORTUNITIES FUND – D

(THE “FUND”)

This voting instruction card is solicited on behalf of

the Board of Trustees of the Fund

FS Global Credit Opportunities Fund (the “Master Fund”) is seeking the vote of its shareholders regarding the approval of a new investment advisory agreement (the “Master Fund Proposal”) at a special meeting of the Fund to be held on April [18], 2019, or any adjournments or postponements thereof. As a shareholder of the Master Fund, the Fund will vote its shares in the Master Fund on the Master Fund Proposal. The undersigned hereby directs that the Fund vote its pro-rata portion of the Master Fund shares in the manner directed on the reverse. Voting instructions must be received prior to April [18], 2019.

DATED: ___________________

Signature(s)	(Sign in the Box)

NOTE: This voting instruction card must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please indicate this by adding an appropriate title. A voting instruction card with respect to shares held in the name of two or more persons is valid if executed by one of them unless at or before exercise of the voting instruction card, the Fund receives specific written notice to the contrary from any one of them. The execution of this voting instruction card is not intended to and does not revoke any prior powers of attorney other than the revocation, in accordance with Statutory Trust Act and applicable federal securities laws, of any voting instruction previously granted specifically in connection with the securities subject hereto.

Important Notice Regarding the Availability of Proxy Materials

Shareholder Meeting to Be Held on April [18], 2019.

The Proxy Statement for this meeting is available at www.proxyvote.com

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.      ☒

EVERY PROPERLY SIGNED VOTING INSTRUCTION CARD WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE “FOR” THE PROPOSAL.

The Board of TRUSTEES recommends THAT YOU VOTE FOR THE APPROVAL OF the NEW investment ADVISORY agreement.

	FOR	AGAINST	ABSTAIN
1. Approval of Master Fund’s New Investment Advisory Agreement.	☐	☐	☐
	Grant	Withhold
2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.	☐	☐

VOTING INSTRUCTION CARD	VOTING INSTRUCTION CARD

FS GLOBAL CREDIT OPPORTUNITIES FUND – T2

(THE “FUND”)

This voting instruction card is solicited on behalf of

the Board of Trustees of the Fund

FS Global Credit Opportunities Fund (the “Master Fund”) is seeking the vote of its shareholders regarding the approval of a new investment advisory agreement (the “Master Fund Proposal”) at a special meeting of the Fund to be held on April [18], 2019, or any adjournments or postponements thereof. As a shareholder of the Master Fund, the Fund will vote its shares in the Master Fund on the Master Fund Proposal. The undersigned hereby directs that the Fund vote its pro-rata portion of the Master Fund shares in the manner directed on the reverse. Voting instructions must be received prior to April [18], 2019.

DATED: ___________________

Signature(s)	(Sign in the Box)

NOTE: This voting instruction card must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please indicate this by adding an appropriate title. A voting instruction card with respect to shares held in the name of two or more persons is valid if executed by one of them unless at or before exercise of the voting instruction card, the Fund receives specific written notice to the contrary from any one of them. The execution of this voting instruction card is not intended to and does not revoke any prior powers of attorney other than the revocation, in accordance with Statutory Trust Act and applicable federal securities laws, of any voting instruction previously granted specifically in connection with the securities subject hereto.

Important Notice Regarding the Availability of Proxy Materials

Shareholder Meeting to Be Held on April [18], 2019.

The Proxy Statement for this meeting is available at www.proxyvote.com

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.      ☒

EVERY PROPERLY SIGNED VOTING INSTRUCTION CARD WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE “FOR” THE PROPOSAL.

The Board of TRUSTEES recommends THAT YOU VOTE FOR THE APPROVAL OF the NEW investment ADVISORY agreement.

	FOR	AGAINST	ABSTAIN
1. Approval of Master Fund’s New Investment Advisory Agreement.	☐	☐	☐
	Grant	Withhold
2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.	☐	☐

Appendix A

~~AMENDED AND RESTATED~~ INVESTMENT ADVISORY AGREEMENT

BETWEEN

FS GLOBAL CREDIT OPPORTUNITIES FUND

AND

FS GLOBAL ADVISOR, LLC

This ~~Amended and Restated~~ Investment Advisory Agreement (the “Agreement”) is made this ~~9th~~[●] day of ~~October 2013~~[●], by and between FS GLOBAL CREDIT OPPORTUNITIES FUND, a Delaware statutory trust (the “Fund”), and FS GLOBAL ADVISOR, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Fund is a ~~newly organized,~~ non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Fund and the Adviser are parties to that certain Amended and Restated Investment Advisory Agreement, dated as of ~~July 15~~October 9, 2013 (the “~~Original~~Amended and Restated Agreement”), pursuant to which the Adviser was retained to furnish investment advisory services to the Fund on the terms and conditions contained therein;

WHEREAS, the Fund and the Adviser wish to ~~amend and restate the Original~~terminate the Amended and Restated Agreement ~~in its entirety, as set forth herein~~and enter into the Agreement effective as of [●] (the “Effective Date”); and

WHEREAS, the Fund desires to retain the Adviser to furnish investment advisory services to the Fund on the terms and conditions hereinafter set forth, and the Adviser wishes to be retained to provide such services.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:

1.     Duties of the Adviser.

(a)    Retention of Adviser. The Fund hereby employs the Adviser to act as the investment adviser to the Fund and to manage the investment and reinvestment of the assets of the Fund, subject to the supervision of the board of trustees of the Fund (the “Board”), for the period and upon the terms herein set forth:

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(i)	in accordance with the investment objectives, policies and restrictions that are set forth in the Fund’s then effective Registration Statement on Form N-2 filed with the Securities and Exchange Commission (the “SEC”), as amended from time to time (the “Registration Statement”), and/or the Fund’s shareholder reports filed with the SEC from time to time or otherwise made available to the Fund’s shareholders; and

(ii)	during the term of this Agreement in accordance with all other applicable federal and state laws, rules and regulations, and the Fund’s declaration of trust (“Declaration of Trust”) and bylaws (the “Bylaws”), in each case as may be amended from time to time.

(b)    Responsibilities of Adviser. Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Agreement:

(i)	determine the composition and allocation of the portfolio of the Fund, the nature and timing of the changes therein and the manner of implementing such changes;

(ii)	identify, evaluate and negotiate the structure of the investments made by the Fund;

(iii)	execute, monitor and service the Fund’s investments;

(iv)	determine the securities and other assets that the Fund shall purchase, retain, or sell;

(v)	perform due diligence on prospective portfolio companies; and

(vi)	provide the Fund with such other investment advisory, research and related services as the Fund may, from time to time, reasonably request or require for the investment of its funds.

(c)    Power and Authority. To facilitate the Adviser’s performance of these undertakings, but subject to the restrictions contained herein, the Fund hereby delegates to the Adviser, and the Adviser hereby accepts, the power and authority on behalf of the Fund to effectuate its investment decisions for the Fund, including the execution and delivery of all documents relating to the Fund’s investments and the placing of orders for other purchase or sale transactions on behalf of the Fund. In the event that the Fund determines to acquire debt or other financing, the Adviser shall arrange for such financing on the Fund’s behalf, subject to the oversight and approval of the Board. If it is necessary for the Adviser to make investments on behalf of the Fund through a special purpose vehicle, the Adviser shall have authority to create or arrange for the creation of such special purpose vehicle and to make such investments through such special purpose vehicle in accordance with the Investment Company Act.

(d)    Acceptance of Employment. The Adviser hereby accepts such employment and agrees during the term hereof to render the services described herein for the compensation provided herein, subject to the limitations contained herein.

(e)     Sub-Advisers. The Adviser is hereby authorized to enter into one or more sub-advisory agreements with other investment advisers (each, a “Sub-Adviser”) pursuant to which the Adviser may obtain the services of the Sub-Adviser(s) to assist the Adviser in fulfilling its responsibilities hereunder. Specifically, the Adviser may retain a Sub-Adviser to recommend specific securities or other investments based upon the Fund’s investment objectives, policies and restrictions, and work, along with the Adviser,

24

in sourcing, structuring, negotiating, arranging or effecting the acquisition or disposition of such investments and monitoring investments on behalf of the Fund, subject to the oversight of the Adviser and the Fund.

(i)	The Adviser and not the Fund shall be responsible for any compensation payable to any Sub-Adviser.

(ii)	Any sub-advisory agreement entered into by the Adviser shall be in accordance with the requirements of the Investment Company Act, including without limitation the requirements relating to Board and the Fund’s shareholder approval thereunder, and other applicable federal and state law.

(iii)	Any Sub-Adviser shall be subject to the same fiduciary duties imposed on the Adviser pursuant to this Agreement, the Investment Company Act and the Advisers Act, as well as other applicable federal and state law.

(f)    Independent Contractor Status. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

(g)    Record Retention. Subject to review by, and the overall control of, the Board, the Adviser shall keep and preserve for the period required by the Investment Company Act any books and records relevant to the provision of its investment advisory services to the Fund and shall specifically maintain all books and records with respect to the Fund’s portfolio transactions and shall render to the Board such periodic and special reports as the Board may reasonably request or as may be required under applicable federal and state law, and shall make such records available for inspection by the Board and its authorized agents, at any time and from time to time during normal business hours. The Adviser agrees that all records that it maintains for the Fund are the property of the Fund and shall surrender promptly to the Fund any such records upon the Fund’s request and upon termination of this Agreement pursuant to Section 9, provided that the Adviser may retain a copy of such records.

2.     The Fund’s Responsibilities and Expenses Payable by the Fund.

(a)    Adviser Personnel. All personnel of the Adviser, when and to the extent engaged in providing investment advisory services hereunder, and the compensation and routine overhead expenses of such personnel allocable to such services, shall be provided and paid for by the Adviser and not by the Fund.

(b)    Costs. The Fund shall bear all other costs and expenses of its operations and transactions, as provided in the administration agreement between the Fund and the Adviser (the “Administration Agreement”).

3.     Compensation of the Adviser.

The Fund agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a base management fee (“Base Management Fee”) and an incentive fee (“Incentive Fee”) as hereinafter set forth. The Adviser may agree to temporarily or permanently

25

waive, in whole or in part, the Base Management Fee and/or the Incentive Fee. See Appendix A for examples of how these fees are calculated.

(a)    Base Management Fee. The Base Management Fee shall be calculated at an annual rate of ~~2.0~~1.5% of the Fund’s average daily gross assets. The Base Management Fee shall be payable quarterly in arrears, and shall be calculated based on the average daily value of the Fund’s gross assets during the most recently completed calendar quarter. All or any part of the Base Management Fee not taken as to any quarter shall be deferred without interest and may be taken in any such other quarter prior to the occurrence of a Liquidity Event (as defined in the Registration Statement) as the Adviser shall determine. The Base Management Fee for any partial quarter shall be appropriately pro rated.

(b)    Incentive Fee. The Incentive Fee shall be calculated and payable quarterly in arrears based on the Fund’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter. The payment of the Incentive Fee shall be subject to payment of a preferred return to investors each quarter, expressed as a quarterly rate of return on the average Adjusted Capital (as defined below) for the most recently completed calendar quarter, of ~~2.25~~1.50% (~~9.00~~6.00% annualized), subject to a “catch up” feature (as described below).

For purposes of this fee, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the Base Management Fee, expenses reimbursed to the Adviser under the Administration Agreement, and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the Incentive Fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

For purposes of this fee, “Adjusted Capital” shall mean cumulative gross proceeds received by the Fund from the sale of Common Shares (including proceeds from the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of Common Shares pursuant to the Fund’s share repurchase program.

The calculation of the Incentive Fee for each quarter is as follows:

(A)	No Incentive Fee shall be payable to the Adviser in any calendar quarter in which the Fund’s Pre-Incentive Fee Net Investment Income does not exceed the preferred return rate of ~~2.25~~1.50% (~~or 9.00~~6.00% annualized) (the “Preferred Return”) on Adjusted Capital;

(B)	100% of the Fund’s Pre-Incentive Fee Net Investment Income, if any, that exceeds the Preferred Return but is less than or equal to ~~2.8125~~1.667% in any calendar

26

quarter (~~11.25~~6.667% annualized) shall be payable to the Adviser. This portion of the Fund’s Pre-Incentive Fee Net Investment Income which exceeds the Preferred Return but is less than or equal to ~~2.8125~~1.667% is referred to as the “catch up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of ~~20.0~~10.0% on all of the Fund’s Pre-Incentive Fee Net Investment Income when the Fund’s Pre-Incentive Fee Net Investment Income reaches ~~2.8125~~1.667% in any calendar quarter; and

(C)	~~20.0~~10.0% of the amount of the Fund’s Pre-Incentive Fee Net Investment Income, if any, that exceeds ~~2.8125~~1.667% in any calendar quarter (~~11.25~~6.667% annualized) shall be payable to the Adviser once the Preferred Return and catch-up have been achieved (~~20.0~~10.0% of all of the Fund’s Pre-Incentive Fee Net Investment Income thereafter shall be allocated to the Adviser).

4.     Covenants of the Adviser.

The Adviser covenants that it will be registered as an investment adviser under the Advisers Act as of the date the Fund commences investment operations and will maintain such registration. The Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments.

5.     Brokerage Commissions.

The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Fund to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Fund’s portfolio, and constitutes the best net results for the Fund.

6.     Other Activities of the Adviser.

The services of the Adviser to the Fund are not exclusive, and the Adviser may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment-based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Fund, so long as its services to the Fund hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any manager, partner, member (including its members and the owners of its members), officer or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director or trustee of, or providing consulting services to, one or more of the Fund’s portfolio companies, subject to applicable law). The Adviser

27

assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that trustees, officers, employees and shareholders of the Fund are or may become interested in the Adviser and its affiliates, as directors, officers, employees, partners, interestholders, members, managers or otherwise, and that the Adviser and directors, officers, employees, partners, interestholders, members and managers of the Adviser and its affiliates are or may become similarly interested in the Fund as shareholders or otherwise.

7.     Responsibility of Dual Trustees, Officers and/or Employees.

If any person who is a manager, partner, member, officer or employee of the Adviser is or becomes a trustee, officer and/or employee of the Fund and acts as such in any business of the Fund, then such manager, partner, member, officer and/or employee of the Adviser shall be deemed to be acting in such capacity solely for the Fund, and not as a manager, partner, member, officer or employee of the Adviser or under the control or direction of the Adviser, even if paid by the Adviser.

8.     Indemnification.

The Adviser (and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with the Adviser) shall not be liable to the Fund for any action taken or omitted to be taken by the Adviser or such other person in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund (except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings)) with respect to the receipt of compensation for services, and the Fund shall indemnify, defend and protect the Adviser (and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with the Adviser, each of whom shall be deemed a third-party beneficiary hereof) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or its security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under this Agreement or otherwise as an investment adviser of the Fund, to the extent such damages, liabilities, costs and expenses are not fully reimbursed by insurance, and to the extent that such indemnification would not be inconsistent with the laws of the State of Delaware or the Declaration of Trust. Notwithstanding the preceding sentence of this Section 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of any liability to the Company or its shareholders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under this Agreement (to the extent applicable, as the same shall be determined in accordance with the Investment Company Act and any interpretations or guidance by the SEC or its staff thereunder).

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9.     Effectiveness, Duration and Termination of Agreement.

(a)    Term and Effectiveness. This Agreement shall become effective as of the Effective ~~d~~Date ~~that the investment companies registered under the Investment Company Act whose principal investment strategy is to invest substantially all of their assets in the Fund collectively raise net offering proceeds of $2.5 million in the aggregate, all of which must be from persons who are not affiliated with the Fund, the Adviser or the Sub-Adviser. This Agreement~~and shall remain in effect for two years from the Effective ~~d~~Date ~~such minimum offering requirement is satisfied~~, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Fund’s trustees who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party, in accordance with the requirements of the Investment Company Act.

(b)     Termination. This Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice, (i) by the vote of a majority of the outstanding voting securities of the Fund, (ii) by the vote of the Board, or (iii) by the Adviser. This Agreement shall automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act). The provisions of Section 8 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Adviser shall be entitled to any amounts owed to it under Section 3 through the date of termination or expiration and Section 8 shall continue in force and effect and apply to the Adviser and its representatives as and to the extent applicable.

10.     Notices.

Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

11.     Amendments.

This Agreement may be amended in writing by mutual consent of the parties hereto, subject to the provisions of the Investment Company Act and the Declaration of Trust.

12.     Entire Agreement; Governing Law.

This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. Notwithstanding the place where this Agreement may be executed by any of the parties hereto, this Agreement shall be construed in accordance with the laws of the State of Delaware. This Agreement shall also be construed in accordance with the applicable provisions of the Investment Company Act. To the extent the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the provisions of the Investment Company Act, the latter shall control.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

FS GLOBAL CREDIT OPPORTUNITIES FUND

By:
Name:	~~Gerald F. Stahlecker~~Michael C. Forman
Title:	~~Executive Vice~~ President and Chief Executive Officer

FS GLOBAL ADVISOR, LLC

By:
Name:	~~Gerald F. Stahlecker~~Michael C. Forman
Title:	Chief Executive ~~Vice President~~Officer

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Appendix A

NOTE: All percentages herein refer to Adjusted Capital.

Example 1: Incentive Fee for Each Calendar Quarter

Scenario 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Preferred Return(1) = ~~2.25~~1.50%

Base Management Fee(2) = ~~0.5~~0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-Incentive Fee Net Investment Income

(investment income – (Base Management Fee + other expenses)) = ~~0.55~~0.675%

Pre-Incentive Fee Net Investment Income does not exceed the preferred return rate, therefore there is no Incentive Fee payable.

Scenario 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = ~~3.015~~2.2%

Preferred Return(1) = ~~2.25~~1.50%

Base Management Fee(2) = ~~0.5~~0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-Incentive Fee Net Investment Income

(investment income – (Base Management Fee + other expenses)) = ~~2.315~~1.625%

Incentive Fee = 100% × Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(4)

= 100% x (~~2.315~~1.625% – ~~2.25~~1.5%)

= ~~0.065~~0.125%

Pre-Incentive Fee Net Investment Income exceeds the preferred return rate, but does not fully satisfy the “catch-up” provision, therefore the Incentive Fee is ~~0.065~~0.125%.

Scenario 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = ~~4.5~~2.75%

Preferred Return(1) = ~~2.25~~1.50%

Base Management Fee(2) = ~~0.5~~0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

A-1

Pre-Incentive Fee Net Investment Income

(investment income – (Base Management Fee + other expenses)) = ~~3.8~~2.175%

Catch up= 100% × Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(4)

Incentive Fee= 100% × “catch-up” + (~~20.0~~10.0% × (Pre-Incentive Fee Net Investment Income – ~~2.8125~~1.667%))

Catch up = ~~2.8125~~1.667% – ~~2.25~~1.5%

= ~~0.5625~~0.1667%

Incentive Fee = (100% × ~~0.5625~~0.1667%) + (~~20.0~~10.0% × (~~3.8~~2.175% – ~~2.8125~~1.667%))

= ~~0.5625~~0.1667% + (~~20.0~~10.0% × ~~0.9875~~0.508%)

= ~~0.5625~~0.1667% + ~~0.1975~~0.0508%

= ~~0.76~~0.2175%

Pre-Incentive Fee Net Investment Income exceeds the preferred return and fully satisfies the “catch-up” provision, therefore the Incentive Fee is ~~0.76~~0.2175%.

(1)	Represents ~~9.00~~6.00% annualized preferred return.

(2)	Represents ~~2.0~~1.5% annualized Base Management Fee on average daily gross assets. Examples assume assets are equal to Adjusted Capital.

(3)	Excludes organization and offering expenses.

(4)	The “catch-up” provision is intended to provide the Adviser with an incentive fee of ~~20.0~~10.0% on all Pre-Incentive Fee Net Investment Income when the Fund’s net investment income exceeds ~~2.8125~~1.667% in any calendar quarter.

*       The returns shown are for illustrative purposes only. No Incentive Fee is payable to the Adviser in any calendar quarter in which the Fund’s Pre-Incentive Fee Net Investment Income does not exceed the Preferred Return. Positive returns are shown to demonstrate the fee structure and there is no guarantee that positive returns will be realized. Actual returns may vary from those shown in the examples above.

A-2